Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE CASTLE BIOSCIENCES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASTLE BIOSCIENCES, INC. IF PUBLICALLY DISCLOSED.

WAIVER AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 28, 2020 (the “Second Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314, as collateral agent (in its individual capacity, “Oxford”; and in its capacity as collateral agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and CASTLE BIOSCIENCES, INC., a Delaware Corporation with offices located at 820 S. Friendswood, Suite 201, Friendswood, TX 77546 (“Borrower”).

WHEREAS, Collateral Agent, Borrower and the Lenders party to the Loan Agreement from time to time have entered into that certain Loan and Security Agreement, dated as of November 30, 2018 (as amended, supplemented or otherwise modified from time to time, including, but without limitation, pursuant to that certain First Amendment to Loan and Security Agreement dated as of June 13, 2019, collectively, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, an Event of Default has occurred and is continuing under Section 8.2(a) (Covenant Default) of the Loan Agreement as a result of a violation of Section 6.6(b) of the Loan Agreement resulting from Borrower’s maintaining over $[***] of cash in its [***] account for the periods from February 1, 2019 through January 31, 2020 (the “Existing Default”). By reason of the Existing Default, Collateral Agent has the right to accelerate the maturity of the unpaid balance of the Obligations. In addition, as a result of the foregoing Existing Default, Collateral Agent and the Lenders are entitled to exercise any and all default-related rights and remedies under the Loan Agreement, other Loan Documents and/or applicable Law.
WHEREAS, Borrower has requested that Collateral Agent and the Lenders waive the Existing Default;
WHEREAS, although the Lenders and Collateral Agent are under no obligation to do so, the Lenders and
Collateral Agent have agreed to waive the Existing Default, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

WHEREAS, Borrower, the Lenders and Collateral Agent also desire to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:

1.	Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.
Borrower acknowledges and agrees that unless the Existing Default is waived by Collateral Agent and the Lenders, the Existing Default would constitute an Event of Default under the Loan Documents as of the date hereof. Collateral Agent and the Lenders hereby waive the Existing Default. Collateral Agent’s and the Lenders’ agreement to waive the Existing Default shall in no way obligate Collateral Agent or any Lender to make any other modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Collateral Agent’s and the Lenders’ right to demand strict performance of all other terms and covenants as of any date. The waiver set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement in connection with any other transaction

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3.	Borrower hereby reaffirms the security interest granted by Borrower previously in Section 4.1 of the Loan Agreement with respect to the Collateral.

4.	Sections 6.2(a)(i), 6.2(a)(ii) and 6.2(a)(iii) of the Loan Agreement are hereby amended and restated in their entirety as follows:

“(i)    as soon as available, but no later than five (5) days after each quarterly filing of Borrower’s financials is made with the Securities Exchange Commission on a Quarterly Report on Form 10-Q, a company prepared consolidated balance sheet, income statement and cash flow statement covering the consolidated operations of Borrower and its Subsidiaries for the periods required to be included in such Form 10-Q, certified by a Responsible Officer and in a form reasonably acceptable to Collateral Agent (the certifications required by the Securities and Exchange Commission of the CEO and CFO that are filed or furnished with the Quarterly Report on Form 10-Q as exhibits 31 and 32 are deemed to satisfy this requirement to the extent that such certifications are unqualified (other than as to knowledge)), with Borrower’s delivery of a copy of such Quarterly Report on Form 10-Q that includes its unaudited condensed financial statements for the applicable period, as filed with the Securities and Exchange Commission, deemed to satisfy this requirement;”

“(ii)    as soon as available, but no later than one hundred fifty (150) days after the last day of Borrower’s fiscal year or within five (5) days of filing with the SEC on an Annual Report on Form 10-K, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements (or qualified only as to going concern typical for companies similar to Borrower) from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion (Moss Adams LLP and KPMG LLP being deemed accepted by Collateral Agent of as the Effective Date), with the Borrower’s delivery of a copy of such Annual Report on Form 10-K that includes its audited financial statements for such annual period with the required audit opinion described herein, as filed with the Securities and Exchange Commission, deemed to satisfy this requirement;”

“(iii)    no later than seven (7) days after approval thereof by Borrower’s Board of Directors, but no later than sixty (60) days after the last day of each of Borrower’s fiscal years, Borrower’s annual financial projections for the entire current fiscal year as approved by Borrower’s Board of Directors, which such annual financial projections shall be set forth in a quarterly format (such annual financial projections as originally delivered to Collateral Agent and the Lenders are referred to herein as the “Annual Projections”; provided that, any subsequent revisions of the Annual Projections approved by Borrower’s Board of Directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) days after such approval);”

5.	Section 6.2(a)(vi) is hereby amended and restated in its entirety as follows:

“(vi)    [Reserved];”

6.	Section 6.2(a)(viii) is hereby amended and restated in its entirety as follows:

“(viii) no later than thirty (30) days the last day of each quarter, for each of the months in such quarter, copies of the month-end account statements for each Collateral Account maintained by Borrower or its Subsidiaries, which statements may be provided to Collateral Agent and each Lender by Borrower or directly from the applicable institution(s);”

7.	Section 6.2(a)(ix) is hereby amended and restated in its entirety as follows:

“(ix)    within thirty (30) days after the end of each quarter, aged listings of accounts receivable and accounts payable (by invoice date);”

8.	Section 6.2(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(b) Concurrently with the delivery of the financial statements specified in Section 6.2(a)(i) above but no later than five (5) days after each quarterly or annual, as applicable, filing of Borrower’s financials is made with the Securities Exchange Commission, deliver to each Lender, a duly completed Compliance Certificate signed by a Responsible Officer.”

9.	Sections 6.6(a) and 6.6(b) of the Loan Agreement are hereby amended and restated in their entirety as follows:

“(a) Maintain all of Borrower’s and its Subsidiaries’ Collateral Accounts, cash and Cash Equivalents with Bank, or its Affiliates, and [***] to the extent maintained in accordance with Section 6.6(b) of this Agreement, in accounts which are subject to a Control Agreement in favor of Collateral Agent, and primary Bank Services with Bank and Bank’s Affiliates.”

“(b) Borrower shall provide Collateral Agent five (5) days’ prior written notice before Borrower or any of its Subsidiaries establishes any Collateral Account at or with any Person other than Bank, or its Affiliates. In addition, for each Collateral Account that Borrower or any of its Subsidiaries, at any time maintains, Borrower or such Subsidiary shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account in accordance with the terms hereunder prior to the establishment of such Collateral Account, which Control Agreement may not be terminated without prior written consent of Collateral Agent. The provisions of the previous sentence shall not apply to (i) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any of its Subsidiaries’, employees and identified to Collateral Agent by Borrower as such in the Perfection Certificates, (ii) the Medicare/Medicaid Receivables Account (defined below), and (iii) the [***] account so long as the aggregate balance in such account as of the end of any Business Day does not exceed [***] Dollars ($[***]).”

10.	Section 6.10 of the Loan Agreement is hereby amended and restated in their entirety as follows:

“6.10    Financial Covenant. Borrower shall achieve the following, to be tested as of the last day of the applicable quarter, on a consolidated basis with respect to Borrower and its Subsidiaries:

(i)Revenues for the three months ended at the end of the applicable quarter-end month set forth below of at least:

Trailing 3-Month Period Ending	Minimum Trailing 3 Months Revenue ([***]% of Plan)
6/30/2019	$7,646,880.00
9/30/2019	$7,596,081.00
12/31/2019	$8,014,761.00

, and thereafter, the required revenues of Borrower shall be determined by Collateral Agent and the Lenders upon receipt and review by Collateral Agent and the Lenders of Borrower’s Annual Projections delivered in accordance with Section 6.2(a)(iii); provided that such required revenues shall be (i) based on a minimum requirement of at least [***] percent ([***]%) of Borrower’s board of directors-approved revenue plan (provided that such plan

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is acceptable to Collateral Agent and the Lenders), (ii) in no event less than the amounts required hereunder with respect to [***], and (iii) at such levels that [***]. Collateral Agent, Borrower and the Lenders shall execute and deliver to each other an amendment to this Agreement which provides the terms of such Future Minimum Revenue Covenants no later than March 31st of each year. It shall be an immediate Event of Default if Borrower, Collateral Agent and the Lenders (in each case acting reasonably) fail to enter into the aforementioned amendment on or prior to March 31st of each year.

GAAP revenue recognized from consolidated DecisionDx-CM Medicare claims in which a payment decision was awarded through an Administrative Law Judge appeal process shall not be part of GAAP revenue as measured by this performance-to-plan revenue covenant.”

11.	Exhibit C of the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto.

12.	Limitation of Amendment.

a.
The amendments set forth in Sections 4 through 8, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (ii) otherwise prejudice any right or remedy which the Lenders, or obligation which Borrower, may now have or may have in the future under or in connection with any Loan Document.

b.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

13.	Release by Borrower.

a.
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

b.	In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or releasing party.” (Emphasis added.)

c.
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently

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knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in respect of the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

d.
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

e.	Borrower hereby represents and warrants to Collateral Agent and the Lenders, and Collateral Agent and the Lenders are relying thereon, as follows:

i.
Except as expressly stated in this Amendment, neither Collateral Agent, the Lenders nor any agent, employee or representative of any of them has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

ii.	Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

iii.	The terms of this Amendment are contractual and not a mere recital.

iv.	This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

v.
Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and the Lenders, defend and hold each harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

14.	To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and the Lenders as follows:

a.
Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) and (ii) no Event of Default has occurred and is continuing;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

f.
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

15.
Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

16.
This Amendment shall be deemed effective as of the Second Amendment Date upon (a) the due execution and delivery to Collateral Agent of this Amendment by each party hereto, and (b) Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts with the Lenders.

17.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

18.	This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Second Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:
CASTLE BIOSCIENCES, INC.
By:	/s/ Frank Stokes
Name:	Frank Stokes
Title:	Chief Financial Officer

COLLATERAL AGENT AND LENDER:
OXFORD FINANCE LLC
By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

LENDER:
SILICON VALLEY BANK
By:	/s/ Kristine Rohmer
Name:	Kristine Rohmer
Title:	Vice President

[Signature Page - Wavier and Second Amendment to Loan and Security Agreement]

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

FROM:	CASTLE BIOSCIENCES, INC.

The undersigned authorized officer (“Officer”) of CASTLE BIOSCIENCES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)Borrower is in complete compliance for the period ending_________________with all required covenants except as noted below;

(b)There are no Events of Default, except as noted below;

(c)Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d)Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, or obtain extensions thereof, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e)No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Compiles
1)	Financial statements	Quarterly within 5 days SEC Filings		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 150 Days after FYE or within 5 days SEC Filings		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a quarterly basis)	Annually (within earlier of 60 days of FYE or 7 Business Days of approval by Board), and within 7 Business Days of any revision		Yes	No	N/A

4)	A/R & A/P agings	Quarterly within 30 days		Yes	No	N/A
5)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Security Holder reports and notices	Within 5 days of delivery		Yes	No	N/A
7)	Compliance Certificate	Quarterly/Annually within 5 days of SEC Filings		Yes	No	N/A
8)	IP Report	When required		Yes	No	N/A
9)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$______	Yes	No	N/A
10)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$______	Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

Covenant	Requirement		Actual	Compliance
	Trailing	Minimum
trailing
	3 month	3 months
revenue
	period ending	([***]% of plan)
Minimum Revenues
(trailing three months)	3/31/2020	$[________]	[__%]	Yes	No
	6/30/2020	$[________]
	9/30/2020	$[________]
	12/31/2020	$[________]

Thereafter, at least [***]% of projections
	$[________]		$[________]
[***] Bank Account	Not above $[***] as of the end of any Business day		$[________]	Yes	No

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Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than [***] Dollars ($[***])?	Yes	No

4)
Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries other than as already included in a Quarterly Report on Form 10-Q, an Annual report on Form 10-K or a Current Report on Form 8-K? If yes, provide copies of any such amendments or changes with this Compliance Certificate.
		Yes	No

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Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

CASTLE BIOSCIENCES, INC.
By:
Name:
Title:

Date:

LENDER USE ONLY
	Received by:			Date:
	Verified by:			Date:

	Compliance Status:	Yes	No